U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
FIRST AMENDED

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 21, 2007

ZORO MINING CORP.
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(Exact Name of Small Business Issuer as Specified in its Charter)

NEVADA
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(State or other Jurisdiction as Specified in Charter)

333-127388	Not applicable
(Commission file number)	(I.R.S. Employer Identification No.)

3430 East Sunrise Drive, Suite 120
Tucson, Arizona 85718
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(Address of Principal Executive Offices)

520.299.0390
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(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective on May 21, 2007, the board of directors of Zoro Mining Corp., a Nevada corporation (the “Company”), accepted the resignation of David Rambaran as a member of the board of directors and the secretary of the Company. In addition, and effective of May 21, 2007, the board of directors of the Company appointed Jas Butalia as a member of the board of directors and the chief financial officer of the Company.

As of the date of this Current Report, the Company does not have any contractual arrangements with Mr. Butalia.

The following is a description of the business background of Mr. Butalia:

Jas Butalia. Mr. Butalia has over twenty-five years experience involving Canadian and international tax consultation and planning including, but not limited to, corporate and personal taxation, mergers and acquisitions, U.S. taxation, structuring of inbound and outbound transactions, and structuring of tax planning for individuals pertaining to offshore structures. Mr. Butalia was a tax consultation practitioner from 1976 to 2003 with BDO Dunwoody LLP, including partner from 1979. During January 2004, Mr. Butalia retired from BDO Dunwoody LLP, and currently practices as an independent tax consultant. Mr. Butalia served four years on the tax committee of BDO Dunwoody LLP, including chairman, and also served four years on the tax committee of the Institute of Chartered Accountants of British Columbia. He has authored a paper for the British Columbia Tax Conference hosted by the Canadian Tax Foundation and has written income tax courses and presented seminars for the Professional Development program of the Instituted Chartered Accountants of British Columbia and the Institute of Chartered Accountants of Alberta, and been a tutorial leader for over five years at the School of Chartered Accountancy of the Institute of Chartered Accountants of British Columbia. Mr. Butalia received a degree from the Institute of Chartered Accountants of British Columbia in 1974 and from the Institute of Chartered Accountants of Alberta in 1989. Mr. Butalia also serves on the board of directors of Beaumont Select Corporation, currently trading on the TSX stock exchange in Canada.

In addition, and effective on the same date, Dave Hackman was elected secretary of the corporation. Upon the election of Jas Butalia as Chief Financial Officer, Paul Brock resigned as principal accounting officer and principal financial officer.

As at the date of this filing, the following persons comprise the current Board of Directors and Executive Officers of the Company:

Name	Current Position with the Company
Harold Gardner	President, Chief Executive Officer, Principal Executive Officer and a director
Paul D. Brock	A director
Dave Hackman	Vice-President of Exploration, Secretary and a director
Jas Butalia	Chief Financial Officer and a director
Terence Schorn	A director

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Not Applicable.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Zoro Mining Corp.

Date: May 30, 2007	By:	/s/ Harold W. Gardner
Harold W. Gardner
Title: President/CEO